                                                                    EXHIBIT 99.3

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-QSB of Power Technology, Inc. (the "Company") for the quarter ended October 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned President, Treasurer and Chief Financial Officer of the Company each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

Dated: December 19, 2002

                                           Unsigned
                                           ------------------------------------
                                           Wolf Meyerfeld, President



                                            /s/ Lee A. Balak
                                           ------------------------------------
                                           Lee A. Balak, Treasurer and
                                           Chief Financial Officer